UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

LBI MEDIA HOLDINGS, INC.

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

California

(State or other jurisdiction of incorporation)

333-110122 333-100330	05-0584918 95-4668901
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operation and Financial Condition

LBI Media, Inc. held a conference call on May 15, 2006 to discuss its financial results for the three months ended March 31, 2006. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

LBI Media used the term “Adjusted EBITDA” and “EBITDA (as defined in its senior credit agreement)” in the conference call held on May 15, 2006. Adjusted EBITDA consists of net income (loss) plus income tax expense, (loss) gain on sale of property and equipment, net interest expense, depreciation and amortization, impairment of broadcast licenses and noncash employee compensation (benefit). EBITDA is defined in LBI Media’s senior credit facility as net income (loss) plus income tax expense, interest expense, depreciation and amortization, impairment of broadcast licenses, noncash employee compensation (benefit), offering costs and acquisition expenses. These terms, as defined by LBI Media or its senior credit agreement, may not be comparable to similarly titled measures employed by other companies and are not a measure of performance calculated in accordance with U.S. generally accepted accounting principles, or GAAP.

Management of LBI Media considers these measures an important indicator of its liquidity relating to its operations, as they eliminate the effect of non-cash items. Management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. These measures should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income and net income.

LBI Media believes Adjusted EBITDA and EBITDA (as defined in its senior credit agreement) are useful to an investor in evaluating its liquidity and cash flow because:

•	they are widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as depreciation and amortization, impairment of broadcast licenses and noncash employee compensation (benefit). The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if the company has an acquisition strategy. LBI Media believes that, by eliminating the effects of noncash items, Adjusted EBITDA and EBITDA (as defined in its senior credit agreement) provides a meaningful measure of liquidity.

•	they give investors other measures to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of noncash expense items, such as noncash employee compensation (benefit), impairment of broadcast licenses and depreciation and amortization. By removing the noncash items, they allow investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	they provide a liquidity measure before the impact of a company’s capital structure by removing net interest expense items.

LBI Media’s management uses Adjusted EBITDA:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and our ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

LBI Media’s senior credit facilities require it to use EBITDA (as defined in its senior credit agreement) to calculate its leverage ratio (total indebtedness to EBITDA) each quarter to ensure that it complies with some of the financial covenants under its senior credit facilities.

The table set forth below reconciles net cash provided by operating activities, calculated and presented in accordance with U.S. generally accepted accounting principles, to Adjusted EBITDA:

	Three Months Ended March 31,
	2005	2006
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$46	$701
Add:
Income tax expense	31	49
Interest expense, net	5,709	6,155
Less:
Amortization of deferred financing costs	(198)	(200)
Provision for doubtful accounts	(195)	(207)
Changes in operating assets and liabilities:
Accounts receivable	(1,225)	(1,424)
Program rights	(146)	(216)
Amounts due from related parties	141	86
Prepaid expenses and other current assets	(90)	139
Employee advances	(19)	(67)
Accounts payable and accrued expenses	1,029	479
Accrued interest	3,683	3,813
Program rights payable	(25)	—
Other assets and liabilities	(27)	(31)

Adjusted EBITDA	$8,714	$9,277

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media’s radio division:

	Three Months Ended March 31,
	2005	2006
	(unaudited)
	(in thousands)
Radio division operating income	$4,388	$3,833
Depreciation and amortization	580	599
Noncash employee compensation (benefit)	(294)	275

Radio division Adjusted EBITDA	$4,674	$4,707

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media’s television division:

	Three Months Ended March 31,
	2005	2006
	(unaudited)
	(in thousands)
Television division operating income	$3,133	$3,537
Depreciation and amortization	907	1,033
Noncash employee compensation (benefit)	—	—

Television division Adjusted EBITDA	$4,040	$4,570

The following is a reconciliation of net cash provided by operating activities to LBI Media’s EBITDA (as defined in its senior credit agreement) for the twelve months ended March 31, 2006:

Twelve Months Ended March 31, 2006
(unaudited)
(in thousands)
Net cash provided by operating activities	$23,913
Add:
Income tax expense	182
Interest expense	24,360
Gain on sale of investments	13
Loss on sale of property and equipment	(3)
Acquisition expenses	48
Less:
Amortization of deferred financing costs	(798)
Provision for doubtful accounts	(970)
Changes in operating assets and liabilities:
Accounts receivable	2,449
Program rights	(658)
Amounts due from related parties	(515)
Prepaid expenses and other current assets	278
Employee advances	304
Accounts payable and accrued expenses	(1,496)
Accrued interest	25
Program rights payable	58
Deferred state income tax payable	(110)
Other assets and liabilities	(226)

EBITDA (as defined in its senior credit agreement)	$46,854

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Transcript of Conference Call on May 15, 2006 Discussing Financial Results for the Three Months Ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. and LBI Media, Inc. have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on May 18, 2006.

LBI MEDIA HOLDINGS, INC. LBI MEDIA, INC.

By:	/s/ William S. Keenan
William S. Keenan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Conference Call on May 15, 2006 Discussing Financial Results for the Three Months Ended March 31, 2006